UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  _____________

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2006


                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)

       Florida                          2-70197                  59-1564329
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)

                                 (954) 587-6280
               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.02 Termination of a Material Definitive Agreement

     On March 25, 1999, the Company entered into a loan arrangement with an entity owned 50% each by our President and Vice President - Advertising, Messrs. Peter G. Dornau and Jeffrey J. Tieger, respectively whereby we borrowed $400,000.00 to be repaid in monthly installments of $3,356.79 plus prevailing interest at prime plus 1%. At the date hereof, the principal balance outstanding amounts to $295,752.02. We have received notification from the shareholders of said entity that they are forgiving this obligation and, accordingly, the Company has no further obligation associated with this debt. The Company will recognize other income attributable to this transaction in the amount of $295,752.02.

     Item  9.01(d)  Exhibits

     1. Promissory Note in the principal amount of $400,000 dated March 25, 1999



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


March 10, 2006
                                                   Ocean Bio-Chem, Inc.


                                                   /s/ Peter G. Dornau
                                                   --------------------------
                                                   Peter G. Dornau
                                                   Chairman of the Board and
                                                   Chief Executive Officer

                                                                       Exhibit 1
                                 PROMISSORY NOTE

Principal Amount $400,000.00                               Date:  March 25, 1999


     FOR VALUE RECEIVED, the undersigned hereby jointly and severally promises to pay to the order of PEJE,Inc. the sum of Four Hundred Thousand Dollars ($400,000.00), together with interest thereon at a rate of 9% per annum on the unpaid balance. Said sum shall be paid in monthly installments of $3,356.79 for sixty (60) months with a balloon payment at maturity. The interest rate is subject to adjustment on April 1, 2002 based on 1% above the Prime Rate published by Suntrust Banks of Florida, Inc. The intent of this note is to mirror that certain Note Payable by PEJE, Inc. to Zedeck Family Limited Partnership, Ltd. ("Zedeck Note"), dated March 25, 1999.

     All payments shall be first applied to interest and the balance to principal. This note may be prepaid, at any time, in whole or in part, without penalty.

     This note shall at the option of any holder thereof be immediately due and payable if the underlying Zedeck Note is accelerated due to an event of default.

     As collateral for this note, the undersigned pledges its assets to PEJE, Inc., subordinated to the claim of Huntington National Banks, or any future successor.

     The undersigned agrees to remain fully bound until this note shall be fully paid and waive demand, presentment and protect and all notices hereto and further agrees to remain bound, notwithstanding any extension, modification, waiver or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence or any one occasion shall not be an indulgence for any other or future occasion. This note shall be construed, governed and enforced in accordance with the laws of the State of Florida.


Witnessed:                           Star  brite  Distributing,  Inc.,  Borrower
/s/  Catherine  Niman                BY: /s/ Edward Anchel
---------------------                ------------------------------
                                     ITS: Vice President